Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Ken Xie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Fortinet, Inc. for the quarterly period ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fortinet, Inc.

Date:	May 8, 2013	By:	/s/ Ken Xie
		Name:	Ken Xie
		Title:	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

          I, Ahmed Rubaie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Fortinet, Inc. for the quarterly period ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fortinet, Inc.

Date:	May 8, 2013	By:	/s/ Ahmed Rubaie
		Name:	Ahmed Rubaie
		Title:	Chief Financial Officer and Chief Operating Officer (Principle Financial Officer)

This certification is being furnished pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.